UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

July 31, 2012

Annual Repor t

Western Asset

Global Strategic

Income

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global Strategic Income Fund

Fund objective

The Fund seeks high current income.

Effective August 1, 2012, changes were made to the Fund’s name and investment policies. There was no change in the Fund’s investment objective.

Fund name change

Prior to August 1, 2012, the Fund was known as Legg Mason Western Asset Strategic Income Fund.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Global Strategic Income Fund for the twelve-month reporting period ended July 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notices

Effective August 1, 2012, changes were made to the Fund’s name and investment policies. With a new global mandate, the Fund was renamed Western Asset Global Strategic Income Fund, and adopted new investment policies to invest a minimum of 35% of Fund assets in foreign securities and to be invested in at least three countries (one of which may be the U.S.) under normal circumstances. There was no change in the Fund’s investment objective. Additionally, to be more in line with the Fund’s new global investment policies, effective September 1, 2012, the Fund’s performance benchmark will change from the Barclays U.S. Aggregate Index to the Barclays U.S. Universal Index.

Also, effective September 1, 2012, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are Stephen A. Walsh, Michael C. Buchanan, Christopher Orndorff, S. Kenneth Leech, Gordon S. Brown, and Paul Shuttleworth. Mr. Walsh has been responsible for the day-to-day management of the Fund since 2006, Mr. Buchanan has been responsible for the day-to-day management of the Fund since 2007, Mr. Orndorff since March 2012 and Messrs. Leech, Brown, and Shuttleworth since September 2012. In addition, Mr. Leech had previously been responsible for the day-to-day management of the Fund. These individuals work together with the broader Western Asset investment management team on portfolio structure, duration weighting and term structure decisions. For more information regarding these changes, please see the Fund’s prospectus.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish

Western Asset Global Strategic Income Fund	III

this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

September 1, 2012

IV	Western Asset Global Strategic Income Fund

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended July 31, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% and 4.1% in the third and fourth quarters of 2011, respectively. Economic growth in the U.S. then decelerated, as the Commerce Department reported that first quarter 2012 GDP growth was 2.0%. The second estimate for GDP growth in the second quarter was 1.7%. Moderating growth was partially due to weaker consumer spending, which rose only 1.7% in the second quarter, versus 2.4% during the first three months of the year.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.1%. Unemployment then generally declined and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then increased to 8.2% in May 2012 and 8.3% in July. Within the housing market, sales are still a bit soft, though home prices appear to be firming. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales rose 2.3% on a seasonally adjusted basis in July 2012 versus the previous month. This represented the first monthly increase since April 2012. In addition, the NAR reported that the median existing-home price for all housing types was $187,300 in July 2012, up 9.4% from July 2011. This marked the fifth consecutive month that home prices rose compared to the same period a year earlier and the largest year-over-year increase since January 2006.

While the manufacturing sector overcame a soft patch that occurred in the summer of 2011, it again weakened late in the reporting period. Looking back, based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011 the manufacturing sector expanded at its weakest pace in two years, with a reading of 50.6 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI was then somewhat choppy over the next eight months, but rose as high as 54.8 in April 2012. The PMI then dipped to 53.5 in May 2012 and fell to 49.7 in June. The latter represented the first contraction in the manufacturing sector since July 2009. While the PMI ticked up to 49.8 in July, it remained in contraction territory.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, the Fed announced that it would extend Operation Twist until the end of 2012. Finally, on August 1, after the reporting period ended, the Fed said, “The [Federal Open Market] Committee will closely monitor incoming information on economic and financial developments and will provide additional

Western Asset Global Strategic Income Fund	V

accommodation as needed to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”) lowered interest rates from 1.50% to 1.25% in November 2011. In December, the ECB lowered interest rates to 1.00%, equaling its all-time low. In July 2012, the ECB then cut rates to 0.75%, a record low. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. Elsewhere, with growth rates declining, both China and India lowered their cash reserve ratio for banks. China also cut its key interest rate in early June and again in July.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

August 31, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset Global Strategic Income Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal circumstances, the Fund invests in a globally diverse portfolio of fixed-income securities. We have broad discretion to invest in all types of fixed-income securities and to allocate the Fund’s assets among all segments of the global market for fixed-income securities, with no specific minimum or maximum investment in any one segment including mortgage- and asset-backed securities, U.S. government obligations, U.S. and foreign corporate debt, including emerging market corporate debt, and sovereign debt, including emerging market sovereign debt, as well as related securities and instruments.

Effective August 1, 2012, changes were adopted to the Fund’s investment policies. Under normal circumstances, the Fund will now be invested in at least three countries (one of which may be the U.S.) and will invest a least 35% of its assets in foreign securities. In addition, the Fund may invest without limit in securities rated below investment grade (that is, securities rated below Baa/BBB categories, or, if unrated, determined by us to be of comparable credit quality). Finally, the dollar-weighted average effective durationi of the Fund’s portfolio is normally expected to be between 0 and 10 years.

The Fund may invest in securities of any maturity. In selecting securities, we use a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and our own assessment of economic and market conditions in an effort to create an optimal risk/ return allocation of the Fund’s assets among various segments of the fixed-income market. After we make our sector allocations, we use traditional credit analysis to identify individual securities for the Fund’s portfolio.

Instead of investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced periods of volatility during the reporting period, but ultimately generated positive results. Risk aversion generally ruled the markets in August and September 2011, given mostly disappointing economic data, the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. Most spread sectors then rallied in October, given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November, demand for spread sectors resumed in December and generally remained robust during the next three months. This shift in investor sentiment was triggered by indications that the U.S. economy was gathering momentum and signs of progress in the European sovereign debt crisis.

2	Western Asset Global Strategic Income Fund 2012 Annual Report

Fund overview (cont’d)

However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to periods of heightened risk aversion during a portion of April and May 2012. The spread sectors then rallied in June and July as investor sentiment improved.

Both short- and long-term Treasury yields moved lower during the reporting period. When the period began, two-year Treasury yields were 0.36%. They moved as low as 0.16% on September 19, 2011 and as high as 0.41% on March 20, 2012. Ten-year Treasury yields were 2.82% at the beginning of the period, their peak during the fiscal year. On July 25, 2012, ten-year Treasuries closed at an all-time low of 1.43%. Yields then edged higher late in the month due to some positive developments in Europe and hopes for additional Federal Reserve Board (“Fed”)iii actions to stimulate the economy. When the reporting period ended on July 31, 2012, two-year Treasury yields were 0.23% and ten-year Treasury yields were 1.51%.

All told, the Barclays U.S. Aggregate Indexiv, returned 7.25% for the twelve months ended July 31, 2012. For comparison purposes, riskier fixed-income securities, including high-yield bond and emerging market debt, produced stronger results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexv and JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 8.00% and 13.14%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We significantly increased the Fund’s exposure to investment grade corporate bonds in the Industrials subsector, as well as increased its allocations to emerging market debt and non-dollar securities. Conversely, we significantly reduced the Fund’s allocations to agency mortgage-backed securities (“MBS”), high-yield bonds, non-agency MBS and investment grade non-corporate securities. We also adjusted the Fund’s duration, moving from a long position to a short position versus that of the benchmark.

During the reporting period, we utilized U.S. Treasury futures and options on U.S. Treasury futures, Eurodollar futures and options on Eurodollar futures, Euribor futures and interest rate swaps to manage the portfolio’s duration and yield curvevii exposure. Overall, the use of these instruments contributed to performance. Total return swaps and index credit default swaps were used to capture relative value opportunities within the commercial mortgage-backed security (“CMBS”) sector, and were a positive for performance over the period. Various credit default swaps and swaptions on credit default swaps were utilized to manage the Fund’s exposures to investment grade corporate bonds and high-yield bonds, as well as the European credit sectors and foreign sovereign debt. They were a positive for performance during the fiscal year. Currency forwards, which were used to manage foreign currency exposure, contributed to results. Total return swaps, which were used to manage the Fund’s exposures to agency MBS, detracted from results. Total return swaps that were used to capitalize on changes in the U.S. CPI Indexviii, positively contributed to performance. Finally, Agency MBS forwards, which were used to gain exposure to the Agency MBS sector, aided results.

Performance review

For the twelve months ended July 31, 2012, Class A shares of Western Asset Global Strategic Income Fund, excluding sales charges, returned 8.75%. The Fund’s unmanaged benchmark, the Barclays U.S. Aggregate Index, returned 7.25% for the same period. The Lipper Multi-Sector

Western Asset Global Strategic Income Fund 2012 Annual Report	3

Income Funds Category Average1 returned 5.78% over the same time frame.

Performance Snapshot as of July 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Global Strategic Income Fund*:
Class A	5.96%	8.75%
Class B2	5.65%	8.00%
Class C♦	5.75%	8.20%
Class I	6.04%	8.93%
Barclays U.S. Aggregate Index*	2.88%	7.25%
Lipper Multi-Sector Income Funds Category Average[1]	4.40%	5.78%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2012 for Class A, Class B, Class C♦ and Class I shares were 2.87%, 2.32%, 2.77% and 3.20%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 3.15%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

*Prior to August 1, 2012, the Fund followed different policies under the name “Legg Mason Western Asset Strategic Income Fund.” Effective September 1, 2012, the Fund’s performance benchmark will change to the Barclays U.S. Universal Indexix to be more in line with the Fund’s new global investment policies.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated August 1, 2012, the gross total annual operating expense ratios for Class A, Class B, Class C♦ and Class I shares were 1.11%, 1.81%, 1.58% and 0.90%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.85% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 231 funds for the six-month period and among the 205 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

♦

Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares. Class C1 (formerly Class C) shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

4	Western Asset Global Strategic Income Fund 2012 Annual Report

Fund overview (cont’d)

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was the Fund’s non-U.S. dollar exposure. In particular, having a short to the euro was beneficial given its poor performance amid the ongoing European sovereign debt crisis.

The Fund’s overweight to high-yield bonds was beneficial, as spreads in the sector narrowed due to generally strong demand and low default rates. Within the high-yield market, the Fund’s holdings in the Industrials subsector added the most value. In terms of individual holdings, the Fund’s overweights in First Data Corp., United Airlines and Range Resources Corp. were the best performers.

The Fund’s yield curve positioning was a positive for results. The Fund’s overweight to longer dated maturities versus the benchmark was beneficial as interest rates moved lower during the fiscal year and the yield curve flattened.

Overweights to non-agency MBS and investment grade corporate bonds were beneficial to performance. They were both supported by generally solid demand from investors seeking to generate incremental yield in the low interest rate environment. Within the investment grade corporate bond sector, the Fund’s holdings in several of the Financials and Industrials subsectors contributed the most to results. Overweights to Financials holdings American International Group, TIAA-CREF and Nordea Bank, added the most value. Additionally, overweights to Barrick Gold Corp., Anadarko Petroleum and Ford Motor Credit were among the most beneficial for performance.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was our security selection in the CMBS sector. The Fund’s duration positioning was also a modest drag on results. While we tactically adjusted the Fund’s duration, overall we had a short position duration versus that of the benchmark. This was detrimental, as interest rates declined during the reporting period. Finally, the Fund’s underweight and security selection within the Agency sector was a small detractor from results.

Thank you for your investment in Western Asset Global Strategic Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 21, 2012

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. In addition, the Fund invests in high-yield securities. These issues are lower-rated and inherently more risky than higher-rated fixed-income securities. The Fund may use derivatives, such as options and

Western Asset Global Strategic Income Fund 2012 Annual Report	5

futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 31 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2012 were: Sovereign Bonds (26.2%), Financials (12.5%), Energy (11.1%), U.S. Government & Agency Obligations (9.8%) and Collateralized Mortgage Obligations (6.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Caa Component is comprised of Caa-rated securities included in this Index.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

The U.S. CPI Index is a measure that examines the weighted average of prices of a basket of consumer goods and services, such as transportation, food and medical care. The CPI is calculated by taking price changes for each item in the predetermined basket of goods and averaging them; the goods are weighted according to their importance.

ix

The Barclays U.S. Universal Index represents the union of the Barclays U.S. Aggregate Index, the Barclays U.S. Corporate High Yield Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index, and the non-ERISA portion of the CMBS Index. Municipal debt, private placements, and non-dollar-denominated issues are excluded from the Universal Index. The only constituent of the index that includes floating-rate debt is the Emerging Markets index.

6	Western Asset Global Strategic Income Fund 2012 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2012 and July 31, 2011 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%

Western Asset Global Strategic Income Fund 2012 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2012 and held for the six months ended July 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.96%	$1,000.00	$1,059.60	1.11%	$5.68	Class A	5.00%	$1,000.00	$1,019.34	1.11%	$5.57
Class B	5.65	1,000.00	1,056.50	1.79	9.15	Class B	5.00	1,000.00	1,015.96	1.79	8.97
Class C♦	5.75	1,000.00	1,057.50	1.51	7.72	Class C♦	5.00	1,000.00	1,017.35	1.51	7.57
Class I	6.04	1,000.00	1,060.40	0.93	4.76	Class I	5.00	1,000.00	1,020.24	0.93	4.67

[1]	For the six months ended July 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C (to be reclassified as Class C1 shares as of August 1, 2012) shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 366.

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

8	Western Asset Global Strategic Income Fund 2012 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C♦	Class I
Twelve Months Ended 7/31/12	8.75%	8.00%	8.20%	8.93%
Five Years Ended 7/31/12	7.21	6.88	6.74	7.49
Ten Years Ended 7/31/12	6.83	6.54	6.32	7.14

With sales charges[2]	Class A	Class B	Class C♦	Class I
Twelve Months Ended 7/31/12	4.09%	3.50%	7.20%	8.93%
Five Years Ended 7/31/12	6.28	6.73	6.74	7.49
Ten Years Ended 7/31/12	6.36	6.54	6.32	7.14

Cumulative total returns
Without sales charges[1]
Class A (7/31/02 through 7/31/12)	93.55%
Class B (7/31/02 through 7/31/12)	88.46
Class C♦ (7/31/02 through 7/31/12)	84.58
Class I (7/31/02 through 7/31/12)	99.25

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C♦ shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase and thereafter by 1.00% per year until no CDSC is incurred. Class C♦ shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within the first year of purchase payment.

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

Prior to August 1, 2012, the Fund followed different investment strategies under the name “Legg Mason Western Asset Strategic Income Fund”.

Western Asset Global Strategic Income Fund 2012 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A, B and C♦ Shares of Western Asset Global Strategic Income Fund vs. Barclays U.S. Aggregate Index† — July 2002 - July 2012

Value of $1,000,000 invested in

Class I Shares of Western Asset Global Strategic Income Fund vs. Barclays U.S. Aggregate Index† — July 2002 - July 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A, B and C♦ shares and $1,000,000 invested in Class I shares of Western Asset Global Strategic Income Fund on July 31, 2002, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2012. The hypothetical illustration also assumes a $10,000 and $1,000,000 investment, as applicable, in the Barclays U.S. Aggregate Index. The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

10	Western Asset Global Strategic Income Fund 2012 Annual Report

Spread duration (unaudited)

Economic exposure — July 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Barclays U.S. AI	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WAG Strategic	— Western Asset Global Strategic Income Fund
MBS	— Mortgage-Backed Securities
Muni	— Municipal

Western Asset Global Strategic Income Fund 2012 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — July 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Barclays U.S. AI	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
WAG Strategic	— Western Asset Global Strategic Income Fund
MBS	— Mortgage-Backed Securities
Muni	— Municipal

12	Western Asset Global Strategic Income Fund 2012 Annual Report

Schedule of investments

July 31, 2012

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 47.4%
Consumer Discretionary — 5.1%
Automobiles — 0.7%
Daimler Finance NA LLC, Senior Notes	1.300%	7/31/15	430,000	$430,819	(a)
Daimler Finance NA LLC, Senior Notes	2.625%	9/15/16	590,000	614,667	(a)
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	2,140,000	2,534,746
Total Automobiles				3,580,232
Hotels, Restaurants & Leisure — 1.2%
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	660,000	503,250
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	770,000	837,375
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	180,000	190,575
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	543,197	529,617	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	215,000	213,387	(a)
Mandalay Resort Group, Senior Subordinated Debentures	7.625%	7/15/13	585,000	599,625
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	185,000	210,900
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	440,000	493,900
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	1,240,000	1,283,400	(a)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	600,000	660,000
Snoqualmie Entertainment Authority, Senior Secured Notes	4.532%	2/1/14	165,000	161,288	(a)(b)
Total Hotels, Restaurants & Leisure				5,683,317
Media — 3.2%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	6.625%	1/31/22	1,000,000	1,092,500
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	210,000	145,950	(a)
Comcast Cable Communications Holdings Inc., Senior Notes	9.455%	11/15/22	270,000	406,181
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	140,000	184,753
Comcast Corp., Notes	6.500%	1/15/15	280,000	317,580
Comcast Corp., Notes	5.875%	2/15/18	20,000	24,073
Comcast Corp., Senior Notes	5.700%	5/15/18	920,000	1,107,679
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	970,000	1,062,150	(a)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	590,000	688,825
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	1,520,000	1,685,300
News America Inc., Senior Notes	6.650%	11/15/37	80,000	103,710
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	11.500%	5/1/16	100,000	113,000

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2012 Annual Report	13

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	930,000	$1,050,900
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	420,000	538,689
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	2,030,000	2,154,459
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	30,000	39,968
Time Warner Cable Inc., Senior Notes	4.000%	9/1/21	490,000	540,765
Time Warner Cable Inc., Senior Notes	5.500%	9/1/41	110,000	128,833
Time Warner Inc., Senior Notes	7.625%	4/15/31	615,000	838,532
Time Warner Inc., Senior Notes	6.250%	3/29/41	50,000	63,106
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	700,000	731,500	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,300,000	1,407,250	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	185,000	205,350	(a)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	150,000	156,375	(a)
Virgin Media Secured Finance PLC, Senior Secured Notes	6.500%	1/15/18	290,000	320,450
WPP Finance UK, Senior Notes	8.000%	9/15/14	160,000	181,066
Total Media				15,288,944
Total Consumer Discretionary				24,552,493
Consumer Staples — 2.6%
Beverages — 0.9%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	1,240,000	1,502,739
Anheuser-Busch InBev Worldwide Inc., Senior Notes	2.500%	7/15/22	330,000	337,168
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	650,000	772,134
Diageo Investment Corp., Senior Notes	2.875%	5/11/22	550,000	578,758
Molson Coors Brewing Co., Senior Notes	3.500%	5/1/22	50,000	53,739
Pernod-Ricard SA, Senior Notes	2.950%	1/15/17	240,000	247,878	(a)
Pernod-Ricard SA, Senior Notes	4.450%	1/15/22	730,000	793,649	(a)
Total Beverages				4,286,065
Food & Staples Retailing — 0.5%
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	310,870	345,553
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	950,784	1,092,790
Kroger Co., Senior Notes	6.400%	8/15/17	60,000	72,033
Kroger Co., Senior Notes	6.150%	1/15/20	90,000	109,369
Safeway Inc., Senior Notes	4.750%	12/1/21	540,000	527,442
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	220,000	273,994
Total Food & Staples Retailing				2,421,181
Food Products — 0.4%
Kraft Foods Group Inc., Senior Notes	5.375%	2/10/20	602,000	728,003	(a)
Kraft Foods Group Inc., Senior Notes	3.500%	6/6/22	550,000	584,120	(a)

See Notes to Financial Statements.

14	Western Asset Global Strategic Income Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Food Products — continued
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	548,000	$661,436
Total Food Products				1,973,559
Tobacco — 0.8%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,200,000	1,224,000
Altria Group Inc., Senior Notes	4.750%	5/5/21	1,310,000	1,538,756
Philip Morris International Inc., Senior Notes	2.900%	11/15/21	640,000	674,939
Philip Morris International Inc., Senior Notes	4.500%	3/20/42	330,000	377,585
Total Tobacco				3,815,280
Total Consumer Staples				12,496,085
Energy — 11.1%
Energy Equipment & Services — 1.1%
Baker Hughes Inc., Senior Notes	3.200%	8/15/21	550,000	590,758
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	1,500,000	1,552,500
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,230,000	1,239,225
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,000,000	1,077,500
SESI LLC, Senior Notes	7.125%	12/15/21	540,000	600,750	(a)
Total Energy Equipment & Services				5,060,733
Oil, Gas & Consumable Fuels — 10.0%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	120,000	144,103
Apache Corp., Senior Notes	3.250%	4/15/22	1,010,000	1,095,991
Arch Coal Inc., Senior Notes	7.000%	6/15/19	580,000	508,950
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	680,000	727,815
BP Capital Markets PLC, Senior Notes	3.561%	11/1/21	70,000	77,281
BP Capital Markets PLC, Senior Notes	3.245%	5/6/22	740,000	798,444
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	90,000	90,675
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	700,000	686,875
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	416,000	416,000
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	310,000	322,981
Concho Resources Inc., Senior Notes	6.500%	1/15/22	1,509,000	1,622,175
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	505,000	728,343
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	2,110,000	2,067,800
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	404,173	303,130	(a)(c)(d)
Devon Energy Corp., Debentures	7.950%	4/15/32	450,000	678,950
Devon Energy Corp., Senior Notes	3.250%	5/15/22	170,000	178,909
Devon Energy Corp., Senior Notes	5.600%	7/15/41	230,000	285,602
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	259,000	264,587

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2012 Annual Report	15

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	4,463,000	$5,249,367
Enterprise Products Operating LLC, Senior Notes	5.250%	1/31/20	20,000	23,342
Enterprise Products Operating LLC, Senior Notes	4.050%	2/15/22	1,000,000	1,095,613
Enterprise Products Operating LLC, Senior Notes	6.125%	10/15/39	30,000	35,513
Enterprise Products Operating LLC, Senior Notes	5.950%	2/1/41	80,000	95,685
Enterprise Products Operating LLC, Senior Notes	5.700%	2/15/42	560,000	654,408
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	670,000	734,275	(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	600,000	546,000
Hess Corp., Notes	7.300%	8/15/31	370,000	479,365
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,480,000	1,912,490
Kerr-McGee Corp., Notes	7.875%	9/15/31	70,000	95,488
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	325,000	342,808
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	20,000	23,261
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	500,000	528,750
Noble Energy Inc., Senior Notes	4.150%	12/15/21	940,000	1,016,697
Occidental Petroleum Corp., Senior Notes	3.125%	2/15/22	470,000	505,717
Occidental Petroleum Corp., Senior Notes	2.700%	2/15/23	450,000	467,855
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,000,000	565,000
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	1,490,000	1,683,700	(a)
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,550,000	1,573,250
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	517,000	586,711
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	3,740,000	4,202,571
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	470,000	68,150	(a)(e)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	195,000	220,350
QEP Resources Inc., Senior Notes	6.875%	3/1/21	1,650,000	1,872,750
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,435,000	1,388,362
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	3,390,000	3,745,950
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	1,973,000	2,111,110
Reliance Holdings USA Inc., Senior Notes	5.400%	2/14/22	890,000	931,484	(a)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	920,000	1,089,547
Teekay Corp., Senior Notes	8.500%	1/15/20	650,000	671,125
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	10,000	13,449
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	650,000	698,750
Williams Cos. Inc., Notes	7.875%	9/1/21	299,000	387,386
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	310,000	432,538

See Notes to Financial Statements.

16	Western Asset Global Strategic Income Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
WPX Energy Inc., Senior Notes	6.000%	1/15/22	960,000		$984,000
Total Oil, Gas & Consumable Fuels					48,031,428
Total Energy					53,092,161
Financials — 11.8%
Capital Markets — 1.2%
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	150,000		150,002
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	240,000		242,821
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	30,000		31,014
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	210,000		219,213
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	2,710,000		2,894,660
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	160,000		168,725
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	100,000		109,580
Morgan Stanley, Medium-Term Notes	0.905%	10/18/16	650,000		574,072	(b)
Morgan Stanley, Senior Notes	4.750%	3/22/17	90,000		91,409
UBS AG, Senior Notes	2.250%	1/28/14	250,000		252,804
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	480,000		502,291
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	260,000		266,158
Total Capital Markets					5,502,749
Commercial Banks — 3.4%
ANZ National International Ltd., Senior Notes	1.850%	10/15/15	320,000		319,773	(a)(d)
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	820,000		787,041
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	500,000		526,179	(a)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Senior Notes	3.375%	1/19/17	1,670,000		1,762,257
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,250,000		1,106,250	(a)(b)(f)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	200,000		0	(a)(b)(d)(e)(f)(g)(h)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	2,270,000		0	(a)(b)(d)(e)(g)(h)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	460,000		26,450	(a)(e)(g)(i)
National Australia Bank of New York, Senior Notes	1.600%	8/7/15	310,000		311,952
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	970,000		1,009,281	(a)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	540,000		573,027	(a)(b)(f)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	110,000		96,800	(b)(f)
Royal Bank of Scotland PLC, Senior Notes	7.250%	3/10/14	2,330,000	AUD	2,504,049
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	200,000		210,587
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	700,000		661,321	(a)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2012 Annual Report	17

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Commercial Banks — continued
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	9/7/12	570,000	$566,437	(b)(f)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	4,280,000	4,594,730
Wells Fargo & Co., Senior Notes	2.100%	5/8/17	950,000	973,807
Wells Fargo & Co., Senior Notes	4.600%	4/1/21	100,000	115,208
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	100,000	103,000
Total Commercial Banks				16,248,149
Consumer Finance — 0.6%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,590,000	1,695,338	(b)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	40,000	44,675
SLM Corp., Medium-Term Notes	8.000%	3/25/20	760,000	856,900
Springleaf Finance Corp., Senior Notes	6.900%	12/15/17	120,000	98,400
Total Consumer Finance				2,695,313
Diversified Financial Services — 6.2%
Bank of America Corp., Senior Notes	4.500%	4/1/15	2,870,000	3,017,182
Bank of America Corp., Senior Notes	6.500%	8/1/16	140,000	158,192
Bank of America Corp., Senior Notes	3.875%	3/22/17	190,000	198,548
Bank of America Corp., Senior Notes	5.000%	5/13/21	540,000	583,138
Bank of America Corp., Senior Notes	5.875%	2/7/42	10,000	11,522
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	800,000	842,181
Citigroup Inc., Senior Notes	5.500%	10/15/14	780,000	833,670
Citigroup Inc., Senior Notes	6.010%	1/15/15	990,000	1,074,656
Citigroup Inc., Senior Notes	6.875%	3/5/38	440,000	554,976
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	80,000	82,660
Emeralds, Notes	5.593%	8/4/20	209,934	204,958	(a)(b)(d)(e)(g)
General Electric Capital Corp., Junior Subordinated Bonds	7.125%	6/15/22	100,000	108,610	(b)(f)
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	300,000	308,130	(b)(f)
General Electric Capital Corp., Notes	5.300%	2/11/21	1,400,000	1,607,080
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	150,000	169,880
General Electric Capital Corp., Senior Notes	5.875%	1/14/38	740,000	902,850
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	1,770,000	2,434,886
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,970,000	2,302,437
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	2,330,000	2,461,062
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,000,000	1,175,000
JPMorgan Chase & Co., Senior Notes	4.350%	8/15/21	100,000	109,741
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,760,000	1,890,720

See Notes to Financial Statements.

18	Western Asset Global Strategic Income Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Financial Services — continued
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	1,360,000		$1,487,715
JPMorgan Chase Bank N.A., Notes	7.000%	5/17/22	62,000,000,000	IDR	7,189,118	(a)(d)
Total Diversified Financial Services					29,708,912
Insurance — 0.3%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	260,000		293,152
American International Group Inc., Senior Notes	6.400%	12/15/20	170,000		199,221
ING Capital Funding Trust III, Junior Subordinated Bonds	4.061%	9/30/12	220,000		183,632	(b)(f)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	630,000		868,487	(a)
Total Insurance					1,544,492
Thrifts & Mortgage Finance — 0.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	600,000		638,207
Total Financials					56,337,822
Health Care — 1.5%
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	400,000		466,012
Health Care Providers & Services — 0.9%
HCA Inc., Debentures	7.500%	11/15/95	70,000		57,400
HCA Inc., Senior Notes	5.750%	3/15/14	69,000		73,054
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,000,000		1,138,750
UnitedHealth Group Inc., Senior Notes	3.375%	11/15/21	790,000		846,573
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	135,000		139,117
US Oncology Inc. Escrow	—	—	545,000		10,900	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,000,000		1,050,000
WellPoint Inc., Senior Notes	3.700%	8/15/21	890,000		945,941
WellPoint Inc., Senior Notes	3.125%	5/15/22	170,000		170,851
Total Health Care Providers & Services					4,432,586
Life Sciences Tools & Services — 0.0%
Thermo Fisher Scientific Inc., Senior Notes	3.600%	8/15/21	190,000		204,494
Pharmaceuticals — 0.5%
Aristotle Holding Inc., Senior Notes	3.500%	11/15/16	1,570,000		1,666,710	(a)
GlaxoSmithKline Capital PLC, Senior Notes	2.850%	5/8/22	580,000		609,561
Total Pharmaceuticals					2,276,271
Total Health Care					7,379,363

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2012 Annual Report	19

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 3.1%
Aerospace & Defense — 0.6%
Boeing Co., Senior Notes	4.875%	2/15/20	630,000	$771,169
Triumph Group Inc., Senior Notes	8.625%	7/15/18	700,000	784,000
United Technologies Corp., Senior Notes	3.100%	6/1/22	310,000	334,104
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	950,000	1,030,750	(a)
Total Aerospace & Defense				2,920,023
Airlines — 0.9%
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	556,189	565,922
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	2,540,000	2,654,300	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	710,000	734,850	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	360,076	367,277
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	127,000	134,461	(a)
Total Airlines				4,456,810
Building Products — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes	11.000%	6/30/15	169,000	159,283	(a)(g)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	750,000	821,250	(a)
Total Building Products				980,533
Commercial Services & Supplies — 0.2%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	850,000	756,500	(a)
Waste Management Inc., Senior Notes	7.375%	5/15/29	170,000	231,412
Total Commercial Services & Supplies				987,912
Industrial Conglomerates — 0.2%
United Technologies Corp., Senior Notes	4.500%	6/1/42	740,000	861,893
Machinery — 0.3%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,050,000	1,118,250	(a)
John Deere Capital Corp., Notes	2.250%	4/17/19	420,000	436,989
Total Machinery				1,555,239
Road & Rail — 0.6%
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	1,000,000	1,057,500
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	319,000	362,863
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	515,000	580,662
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	610,000	683,200
Total Road & Rail				2,684,225

See Notes to Financial Statements.

20	Western Asset Global Strategic Income Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Transportation — 0.1%
CMA CGM, Senior Notes	8.500%	4/15/17	500,000	$297,500	(a)
Total Industrials				14,744,135
Information Technology — 0.9%
Electronic Equipment, Instruments & Components — 0.3%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,000,000	1,150,000	(a)
IT Services — 0.6%
First Data Corp., Senior Secured Notes	7.375%	6/15/19	2,790,000	2,926,013	(a)
Total Information Technology				4,076,013
Materials — 4.1%
Chemicals — 0.3%
Ecolab Inc., Senior Notes	4.350%	12/8/21	160,000	181,746
LyondellBasell Industries NV, Senior Notes	5.000%	4/15/19	570,000	621,300
LyondellBasell Industries NV, Senior Notes	5.750%	4/15/24	570,000	648,375
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	150,000	177,380
Total Chemicals				1,628,801
Construction Materials — 0.2%
Cemex Finance LLC, Senior Secured Bonds	9.500%	12/14/16	960,000	957,600	(a)
Containers & Packaging — 0.7%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,000,000	1,055,000	(a)
Ball Corp., Senior Notes	6.750%	9/15/20	470,000	522,875
Ball Corp., Senior Notes	5.750%	5/15/21	650,000	708,500
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes	7.125%	4/15/19	250,000	266,875
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu, Senior Secured Notes	6.875%	2/15/21	490,000	524,300
Total Containers & Packaging				3,077,550
Metals & Mining — 2.2%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	570,000	718,142
Barrick Gold Corp., Senior Notes	3.850%	4/1/22	140,000	148,164
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	240,000	261,692
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	760,000	980,771
BHP Billiton Finance USA Ltd., Senior Notes	3.250%	11/21/21	420,000	455,609
FMG Resources (August 2006), Senior Notes	6.375%	2/1/16	80,000	80,800	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	3.550%	3/1/22	835,000	844,609
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,500,000	1,687,500	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	130,000	144,950
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	810,000	851,759

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2012 Annual Report	21

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	1,000,000	$1,090,833
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	210,000	239,194
Rio Tinto Finance USA Ltd., Senior Notes	3.750%	9/20/21	30,000	33,367
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	70,000	73,062
Steel Dynamics Inc., Senior Notes	7.625%	3/15/20	420,000	454,650
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	34,000	37,600
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	2,500,000	2,387,500	(a)
Total Metals & Mining				10,490,202
Paper & Forest Products — 0.7%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,137,000	1,139,843
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	1,550,000	1,697,250	(a)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	620,000	421,600	(e)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	240,000	96,000
Total Paper & Forest Products				3,354,693
Total Materials				19,508,846
Telecommunication Services — 3.1%
Diversified Telecommunication Services — 2.2%
AT&T Inc., Global Notes	5.500%	2/1/18	1,370,000	1,660,240
AT&T Inc., Global Notes	5.600%	5/15/18	40,000	48,749
AT&T Inc., Senior Notes	4.450%	5/15/21	240,000	280,923
AT&T Inc., Senior Notes	3.875%	8/15/21	140,000	157,831
AT&T Inc., Senior Notes	5.350%	9/1/40	410,000	503,248
AT&T Inc., Senior Notes	5.550%	8/15/41	20,000	25,519
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	59,500
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	500,000	542,500	(a)
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	510,000	581,178
Hughes Satellite Systems Corp., Senior Notes	7.625%	6/15/21	950,000	1,054,500
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	240,000	260,400	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	1,162,000	1,227,362
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	120,000	113,001
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	110,000	98,183
Telefonica Emisiones SAU, Senior Notes	5.462%	2/16/21	60,000	54,089
Telefonica Emisones SAU, Senior Notes	6.221%	7/3/17	70,000	68,690
Verizon Communications Inc., Senior Notes	6.100%	4/15/18	290,000	361,317
Verizon Communications Inc., Senior Notes	6.350%	4/1/19	580,000	740,129

See Notes to Financial Statements.

22	Western Asset Global Strategic Income Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Telecommunication Services — continued
West Corp., Senior Notes	8.625%	10/1/18	700,000	$769,125
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,585,551	1,006,825	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	720,000	752,400
Total Diversified Telecommunication Services				10,365,709
Wireless Telecommunication Services — 0.9%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	70,000	63,000
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,435,000	4,435,000
Total Wireless Telecommunication Services				4,498,000
Total Telecommunication Services				14,863,709
Utilities — 4.1%
Electric Utilities — 1.3%
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	300,000	385,826
Duke Energy Corp., Senior Notes	5.625%	11/30/12	1,000,000	1,016,986
Exelon Corp., Bonds	5.625%	6/15/35	1,680,000	1,949,403
FirstEnergy Corp., Notes	7.375%	11/15/31	1,265,000	1,676,392
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	540,000	732,855
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	100,000	136,815
Total Electric Utilities				5,898,277
Gas Utilities — 0.2%
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	890,000	934,500	(a)
Independent Power Producers & Energy Traders — 2.6%
AES Corp., Senior Notes	7.750%	10/15/15	590,000	675,550
AES Corp., Senior Notes	7.375%	7/1/21	720,000	827,100	(a)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	1,980,000	2,242,350	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	1,820,000	2,079,350	(a)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	950,000	527,250
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,909,000	3,218,081
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,708,538	2,938,764
Total Independent Power Producers & Energy Traders				12,508,445
Total Utilities				19,341,222
Total Corporate Bonds & Notes (Cost — $219,533,465)				226,391,849
Asset-Backed Securities — 4.1%
ACE Securities Corp., 2006-GP1 A	0.376%	2/25/31	522,589	432,207	(b)
ACE Securities Corp., 2006-SL2 A	0.586%	1/25/36	687,685	93,700	(b)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.046%	8/25/32	637,754	303,369	(b)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.099%	4/15/33	496,149	390,442	(b)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2012 Annual Report	23

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Avis Budget Rental Car Funding AESOP II LLC, 2010-3A A	4.640%	5/20/16	190,000	$206,642	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2010-5A A	3.150%	3/20/17	170,000	179,604	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2012-2A A	2.802%	5/20/18	325,000	333,681	(a)
Avis Budget Rental Car Funding AESOP II LLC, 2012-3A A	2.100%	3/20/19	300,000	299,866	(a)(d)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.496%	6/25/34	1,380,821	483,734	(b)
Countrywide Home Equity Loan Trust, 2002-F A	0.599%	11/15/28	3,791	3,666	(b)
Education Funding Capital Trust, 2003-3 A6	1.746%	12/15/42	400,000	373,000	(b)(d)
First Horizon ABS Trust, 2006-HE1 A	0.406%	10/25/34	566,762	400,856	(b)
Green Tree Financial Corp., 1997-6 A8	7.070%	1/15/29	53,070	57,120
Greenpoint Manufactured Housing, 1999-2 A2	2.984%	3/18/29	475,000	390,483	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.624%	6/19/29	250,000	207,010	(b)
Greenpoint Manufactured Housing, 1999-4 A2	3.740%	2/20/30	250,000	201,362	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.741%	2/20/32	400,000	320,741	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.749%	3/13/32	550,000	460,579	(b)
GSAA Home Equity Trust, 2007-7 A4	0.516%	7/25/37	2,690,000	1,960,594	(b)
GSAMP Trust, 2006-S2 A2	0.346%	1/25/36	289,375	29,521	(b)
GSAMP Trust, 2006-S4 A1	0.336%	5/25/36	952,044	92,636	(b)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.546%	3/25/35	410,297	336,139	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	700,000	769,879	(a)
Indymac Seconds Asset Backed Trust, 2006-A A	0.376%	6/25/36	3,532,638	631,959	(b)
Keycorp Student Loan Trust, 2003-A 1A2	0.711%	10/25/32	884,556	817,309	(b)
Mid-State Trust, 6 A1	7.340%	7/1/35	322,577	336,091
Nelnet Student Loan Trust, 2005-4 A4R2	0.738%	3/22/32	4,300,000	3,472,250	(b)(d)
Origen Manufactured Housing, 2006-A A2	3.748%	10/15/37	2,200,000	1,452,000	(b)
Origen Manufactured Housing, 2007-A A2	3.748%	4/15/37	2,036,323	1,285,429	(b)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.026%	1/25/31	53,724	23,609	(b)
RAAC Series, 2006-RP2 A	0.496%	2/25/37	1,488,582	1,362,509	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.371%	8/25/33	213,573	172,418	(b)
SACO I Trust, 2006-4 A1	0.586%	3/25/36	242,764	118,299	(b)
SACO I Trust, 2006-6 A	0.506%	6/25/36	1,111,168	614,950	(b)
SAIL Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	106,424	1	(a)(e)(g)
SAIL Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	208,430	2	(a)(e)(g)
SLM Student Loan Trust, 2003-11 A6	0.758%	12/15/25	800,000	770,198	(a)(b)
Structured Asset Securities Corp., 2006-ARS1 A1	0.466%	2/25/36	1,781,461	149,151	(a)(b)
Total Asset-Backed Securities (Cost — $28,679,330)				19,533,006

See Notes to Financial Statements.

24	Western Asset Global Strategic Income Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — 6.3%
Banc of America Commercial Mortgage Inc., 2005-3 AM	4.727%	7/10/43	86,000	$90,615
Banc of America Commercial Mortgage Inc., 2006-1 AM	5.421%	9/10/45	176,000	192,868	(b)
Banc of America Mortgage Securities, 2005-3 A4	3.128%	4/25/35	216,278	168,684	(b)
Bear Stearns ARM Trust, 2005-12 24A1	5.484%	2/25/36	1,345,175	1,022,227	(b)
Countrywide Alternative Loan Trust, 2005-63 1A1	2.638%	12/25/35	526,950	336,818	(b)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.546%	1/25/36	467,411	290,455	(b)
Countrywide Home Loans, 2005-R3 AF	0.646%	9/25/35	78,398	65,703	(a)(b)
Credit Suisse Mortgage Capital Certificates, 2006-C1 A4	5.416%	2/15/39	110,000	124,015	(b)
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.772%	9/15/39	260,000	271,856	(b)
CWCapital Cobalt, 2007-C2 A3	5.484%	4/15/47	1,800,000	2,026,542	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.457%	3/19/45	367,259	263,614	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.067%	3/19/46	613,895	321,362	(b)
Federal Home Loan Mortgage Corp. (FHLMC), 1103 N, IO	11.565%	6/15/21	32,928	816
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, IO	1.678%	7/25/21	2,159,855	249,133	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K014 X1, IO	1.275%	4/25/21	6,272,145	535,083	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K016 X1, IO	1.584%	10/25/21	3,166,268	349,969	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K017 X1, IO	1.459%	12/25/21	1,136,783	115,612	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K702 X1, IO	1.561%	2/25/18	3,765,043	273,295	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, K703 X1, IO	2.092%	5/25/18	3,477,735	354,969	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.402%	6/25/46	8,106,193	686,863	(b)
First Union National Bank Commercial Mortgage, 2000-C1, IO	1.454%	5/17/32	1,721,239	49,247	(b)
GE Capital Commercial Mortgage Corp., 2007-C1 A4	5.543%	12/10/49	140,000	155,420
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.376%	4/25/47	1,470,948	1,370,293	(b)
Greenwich Capital Commercial Funding Corp., 2006-GG7 AM	5.874%	7/10/38	250,000	266,789	(b)
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.075%	10/25/35	288,195	216,398	(b)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.597%	1/19/35	420,246	270,007	(b)
Impac CMB Trust, 2005-5 A1	0.886%	8/25/35	370,768	278,046	(b)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.677%	3/25/35	329,806	244,184	(b)
Indymac Index Mortgage Loan Trust, 2006-AR04 A1A	0.456%	5/25/46	754,659	497,133	(b)
Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.446%	6/25/47	3,345,165	1,822,392	(b)

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2012 Annual Report	25

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP8 AM	5.440%	5/15/45	152,000	$166,301
JPMorgan Chase Commercial Mortgage Securities Corp., 2006-LDP9 A3	5.336%	5/15/47	290,000	326,387
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C4 XA, IO	1.606%	7/15/46	5,685,318	419,198	(a)(b)
JPMorgan Mortgage Trust, 2005-A6 7A1	2.759%	8/25/35	418,824	330,363	(b)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,290,601	1,245,689
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	40,000	46,765	(b)
MASTR ARM Trust, 2007-R5 A1	2.830%	11/25/35	1,413,311	775,558	(a)(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	55,448	56,586	(a)
Merit Securities Corp., 11PA B2	1.745%	9/28/32	495,447	484,522	(a)(b)
Merrill Lynch Mortgage Investors Inc., 2005-A1 2A1	2.551%	12/25/34	41,945	41,111	(b)
Morgan Stanley Bank of America Merrill Lynch Trust, 2012-C5 XA, IO	2.102%	8/15/45	1,480,000	169,282	(a)(b)(d)
Morgan Stanley Capital I, 2006-IQ11 A4	5.724%	10/15/42	735,000	834,121	(b)
Mortgage IT Trust, 2005-2 1A1	0.506%	5/25/35	185,429	161,487	(b)
Mortgage IT Trust, 2005-3 A1	0.546%	8/25/35	351,558	299,928	(b)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.436%	9/25/46	2,617,625	1,709,939	(b)
Residential Accredit Loans Inc., 2006-QA1 A21	3.941%	1/25/36	1,307,164	773,275	(b)
Residential Accredit Loans Inc., 2006-QO2 A1	0.466%	2/25/46	2,036,219	853,034	(b)
Structured ARM Loan Trust, 2004-09XS A	0.616%	7/25/34	300,654	249,222	(b)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.735%	8/25/35	191,982	160,774	(b)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.456%	5/25/46	432,148	216,929	(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.596%	6/25/35	1,102,515	890,745	(a)(b)
Voyager Dwnys Delaware Trust, 2009-1 UGL2, IO	1.067%	3/20/47	54,166	2,898	(a)(b)(d)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR12 1A1	2.455%	10/25/35	61,973	60,316	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.516%	12/25/45	2,783,006	2,371,326	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.536%	12/25/45	540,390	441,549	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.516%	12/25/45	225,863	191,327	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.536%	12/25/45	338,794	284,755	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR08 1A3	2.588%	8/25/46	4,803,521	3,485,617	(b)

See Notes to Financial Statements.

26	Western Asset Global Strategic Income Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.645%	4/25/36	94,065	$73,900	(b)
Total Collateralized Mortgage Obligations (Cost — $33,866,035)				30,033,312
Mortgage-Backed Securities — 1.9%
FHLMC — 0.1%
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	7,841	9,027
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/31-12/1/31	154,500	179,939
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	192,906	211,879
Total FHLMC				400,845
FNMA — 0.4%
Federal National Mortgage Association (FNMA)	6.500%	4/1/15-1/1/17	327,277	351,823
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-4/1/31	37,014	44,157
Federal National Mortgage Association (FNMA)	7.500%	9/1/29-3/1/32	1,264,837	1,484,566
Federal National Mortgage Association (FNMA)	8.000%	2/1/31	1,406	1,664
Total FNMA				1,882,210
GNMA — 1.4%
Government National Mortgage Association (GNMA)	7.000%	3/15/29-6/15/31	559,778	663,830
Government National Mortgage Association (GNMA)	7.500%	1/15/30-9/15/31	365,074	403,166
Government National Mortgage Association (GNMA)	4.500%	7/20/40	2,033,579	2,267,016
Government National Mortgage Association (GNMA)	5.000%	7/20/40-11/20/40	3,121,056	3,484,554
Total GNMA				6,818,566
Total Mortgage-Backed Securities (Cost — $8,516,693)				9,101,621
Municipal Bonds — 0.7%
Georgia — 0.1%
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	120,000	144,683
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	180,000	213,694
Total Georgia				358,377
Illinois — 0.0%
Illinois State, GO	5.877%	3/1/19	200,000	223,846
Pennsylvania — 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.238%	5/1/46	2,900,000	2,698,798	(b)(d)
Total Municipal Bonds (Cost — $3,081,856)				3,281,021

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2012 Annual Report	27

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 26.2%
Argentina — 1.0%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	5,800,000		$4,840,280
Australia — 2.0%
Government of Australia, Senior Bonds	5.750%	7/15/22	7,500,000	AUD	9,725,760
Brazil — 2.3%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,413,000	BRL	708,471
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	19,042,000	BRL	9,624,685
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	972,000	BRL	488,302
Total Brazil					10,821,458
Canada — 4.5%
Government of Canada, Bonds	2.750%	6/1/22	11,000,000	CAD	12,018,996
Government of Canada, Bonds	4.000%	6/1/41	7,000,000	CAD	9,499,925
Total Canada					21,518,921
Ireland — 0.5%
Republic of Ireland	5.000%	10/18/20	1,980,000	EUR	2,296,232
Israel — 1.0%
Government of Israel, Bonds	5.500%	1/31/22	16,000,000	ILS	4,615,551
Italy — 0.5%
Italy Buoni Poliennali Del Tesoro, Bonds	4.750%	9/1/21	2,050,000	EUR	2,332,949
Malaysia — 2.0%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	4,140,000	MYR	1,352,513
Government of Malaysia, Senior Bonds	4.262%	9/15/16	24,490,000	MYR	8,171,467
Total Malaysia					9,523,980
Mexico — 3.9%
Mexican Bonos, Bonds	8.000%	6/11/20	74,495,000	MXN	6,697,604
Mexican Bonos, Bonds	6.500%	6/9/22	143,773,500	MXN	11,936,838
United Mexican States, Bonds	10.000%	12/5/24	2,430,000	MXN	259,587
Total Mexico					18,894,029
New Zealand — 1.0%
Government of New Zealand, Senior Bonds	6.000%	12/15/17	5,000,000	NZD	4,661,989
Norway — 1.0%
Government of Norway	4.250%	5/19/17	25,000,000	NOK	4,717,671
Peru — 1.9%
Republic of Peru, Bonds	7.840%	8/12/20	19,950,000	PEN	9,198,576
Russia — 0.5%
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	1,899,800		2,362,971	(a)
Spain — 0.5%
Kingdom of Spain	5.850%	1/31/22	2,000,000	EUR	2,311,104

See Notes to Financial Statements.

28	Western Asset Global Strategic Income Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sweden — 1.0%
Government of Sweden, Bonds	3.750%	8/12/17	28,000,000	SEK	$4,655,284
Turkey — 1.2%
Republic of Turkey, Bonds	10.000%	12/4/13	8,300,000	TRY	4,781,570
Republic of Turkey, Senior Bonds	5.625%	3/30/21	830,000		944,125
Total Turkey					5,725,695
Venezuela — 1.4%
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	8,750,000		7,000,000	(a)
Total Sovereign Bonds (Cost — $125,046,534)					125,202,450
U.S. Government & Agency Obligations — 9.8%
U.S. Government Agencies — 3.5%
Federal Home Loan Bank (FHLB), Bonds	0.180%	12/27/12	4,000,000		4,000,728
Federal Home Loan Bank (FHLB), Bonds	3.625%	10/18/13	500,000		520,425
Federal Home Loan Bank (FHLB), Bonds	0.375%	2/24/14	1,200,000		1,200,173
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	420,000		587,366
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	570,000		884,462
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	1,410,000		1,172,237
Federal National Mortgage Association (FNMA), Notes	3.875%	7/12/13	420,000		434,782
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	1,460,000		1,460,000
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	1,270,000		1,309,511
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	770,000		707,866
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	220,000		205,610
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	810,000		752,270
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	1,310,000		1,210,516
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	340,000		309,623
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	110,000		99,512
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	660,000		614,442
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	780,000		720,765
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	40,000		35,870
Tennessee Valley Authority, Bonds	5.980%	4/1/36	30,000		43,288
Tennessee Valley Authority, Notes	5.250%	9/15/39	500,000		669,994
Total U.S. Government Agencies					16,939,440
U.S. Government Obligations — 6.3%
U.S. Treasury Bonds	4.375%	5/15/41	630,000		870,483
U.S. Treasury Bonds	3.125%	11/15/41	14,251,000		15,892,088
U.S. Treasury Bonds	3.125%	2/15/42	7,180,000		8,002,333

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2012 Annual Report	29

Western Asset Global Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
U.S. Government Obligations — continued
U.S. Treasury Notes	0.750%	6/30/17	800,000		$806,313
U.S. Treasury Notes	1.500%	3/31/19	3,070,000		3,184,885
U.S. Treasury Notes	1.125%	5/31/19	140,000		141,597
U.S. Treasury Notes	1.000%	6/30/19	50,000		50,105
U.S. Treasury Notes	0.875%	7/31/19	50,000		49,633
U.S. Treasury Notes	1.750%	5/15/22	820,000		839,475
Total U.S. Government Obligations					29,836,912
Total U.S. Government & Agency Obligations (Cost — $42,776,082)					46,776,352

			Shares
Common Stocks — 0.4%
Consumer Discretionary — 0.3%
Media — 0.3%
Charter Communications Inc., Class A Shares			22,538		1,733,623	*
Cumulus Media Inc., Class A Shares			20,429		51,481	*
Total Consumer Discretionary					1,785,104
Materials — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.			15,587		510,942
Total Common Stocks (Cost — $1,248,492)					2,296,046
Convertible Preferred Stocks — 0.1%
Utilities — 0.1%
Electric Utilities — 0.1%
AES Trust III (Cost — $259,220)	6.750%		5,200		260,780
Preferred Stocks — 0.7%
Financials — 0.7%
Consumer Finance — 0.6%
GMAC Capital Trust I	8.125%		115,000		2,803,700	(b)
Diversified Financial Services — 0.1%
Citigroup Capital XIII	7.875%		16,975		464,945	(b)
Total Preferred Stocks (Cost — $3,495,272)					3,268,645

		Expiration Date	Contracts/ Notional Amount†
Purchased Options — 0.1%
Credit Default Swaption with Banc of America Securities LLC to buy protection on Markit ITRX.EUR.SNR.FIN Index, Call @ 230 Euro		9/19/12	33,600,000	EUR	153,782

See Notes to Financial Statements.

30	Western Asset Global Strategic Income Fund 2012 Annual Report

Schedule of investments (cont’d)

July 31, 2012

Western Asset Global Strategic Income Fund

Security		Expiration Date	Contracts/ Notional Amount†		Value
Purchased Options — continued
Credit default swaption with JPMorgan Securities Inc. to buy protection on Markit ITRX.EUR.SNR.FIN. Index, Call @ 230 Euro		9/19/12	29,000,000	EUR	$132,728
U.S. Dollar/Eurodollar, Put		5/10/13	5,000,000		5,688
U.S. Dollar/Eurodollar, Put		5/10/13	5,000,000		94,051
Total Purchased Options (Cost — $458,096)					386,249

			Warrants
Warrants — 0.0%
Buffets Restaurant Holdings		4/28/14	633		6	*(d)(g)
Charter Communications Inc.		11/30/14	897		25,565	*
Nortek Inc.		12/7/14	1,036		5,180	*(d)(g)
SemGroup Corp.		11/30/14	4,698		48,812	*(g)
Total Warrants (Cost — $15,003)					79,563
Total Investments before Short-Term Investments (Cost — $466,976,078)					466,610,894

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 3.1%
U.S. Government Agencies — 3.1%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $14,995,625)	0.140%	10/15/12	15,000,000		14,997,195	(j)
Total Investments — 100.8% (Cost — $481,971,703#)					481,608,089
Liabilities in Excess of Other Assets — (0.8)%					(4,023,242)
Total Net Assets — 100.0%					$477,584,847

†	Face amount/notional amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(e)	The coupon payment on these securities is currently in default as of July 31, 2012.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	Illiquid security (unaudited).

(h)	Value is less than $1.

(i)	The maturity principal is currently in default as of July 31, 2012.

(j)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $483,437,927.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2012 Annual Report	31

Western Asset Global Strategic Income Fund

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CMB	— Cash Management Bill
EUR	— Euro
GO	— General Obligation
IDR	— Indonesian Rupiah
ILS	— Israeli Shekel
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PEN	— Peruvian Nuevo Sol
SEK	— Swedish Krona
TRY	— Turkish Lira

Schedule of Written Options
Security	Expiration Date	Contracts	Value
U.S. Dollar/Eurodollar, Put	5/10/13	5,000,000	$11,029
(Premiums Received — $50,633)

See Notes to Financial Statements.

32	Western Asset Global Strategic Income Fund 2012 Annual Report

Statement of assets and liabilities

July 31, 2012

Assets:
Investments, at value (Cost — $481,971,703)	$481,608,089
Foreign currency, at value (Cost — $89,741)	87,023
Cash	10,479,917
Receivable for securities sold	85,145,881
Interest receivable	5,863,447
Unrealized appreciation on forward foreign currency contracts	1,521,338
Deposits with brokers for open futures contracts	1,132,790
Receivable for Fund shares sold	499,048
Swaps, at value (premiums paid — $224,016)	400,344
Receivable from broker — variation margin on open futures contracts	38,979
Principal paydown receivable	6,700
Foreign currency collateral for open futures contract, at value (Cost — $209)	205
Receivable for open swap contracts	124
Prepaid expenses	25,867
Total Assets	586,809,752

Liabilities:
Payable for securities purchased	105,758,399
Payable for Fund shares repurchased	1,808,785
Unrealized depreciation on forward foreign currency contracts	592,050
Investment management fee payable	260,084
Swaps, at value (premiums received — $215,600)	187,938
Service and/or distribution fees payable	129,994
Distributions payable	61,007
Trustees’ fees payable	12,399
Written options, at value (premiums received — $50,633)	11,029
Payable for open swap contracts	112
Accrued expenses	403,108
Total Liabilities	109,224,905
Total Net Assets	$477,584,847

Net Assets:
Par value (Note 7)	$683
Paid-in capital in excess of par value	521,808,976
Undistributed net investment income	8,879,673
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(54,298,171)
Net unrealized appreciation on investments, futures contracts, written options, swap contracts and foreign currencies	1,193,686
Total Net Assets	$477,584,847

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2012 Annual Report	33

Shares Outstanding:
Class A	55,551,566
Class B	2,418,222
Class C♦	9,199,471
Class I	1,089,470

Net Asset Value:
Class A (and redemption price)	$7.00
Class B*	$6.92
Class C♦*	$7.01
Class I (and redemption price)	$7.03
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$7.31

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

34	Western Asset Global Strategic Income Fund 2012 Annual Report

Statement of operations

For the Year Ended July 31, 2012

Investment Income:
Interest	$22,148,794
Dividends	524,918
Less: Foreign taxes withheld	(7,261)
Total Investment Income	22,666,451

Expenses:
Investment management fee (Note 2)	3,007,126
Service and/or distribution fees (Notes 2 and 5)	1,517,341
Transfer agent fees (Note 5)	704,727
Registration fees	67,868
Legal fees	64,670
Audit and tax	63,051
Fund accounting fees	45,882
Shareholder reports	34,561
Custody fees	25,578
Insurance	10,060
Trustees’ fees	7,065
Miscellaneous expenses	5,642
Total Expenses	5,553,571
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(489)
Net Expenses	5,553,082
Net Investment Income	17,113,369

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	5,456,707
Futures contracts	4,948,500
Written options	3,201,313
Swap contracts	(1,591,947)
Foreign currency transactions	1,899,038
Net Realized Gain	13,913,611
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	7,272,953
Futures contracts	(1,642,137)
Written options	(522,412)
Swap contracts	1,679,514
Foreign currencies	845,226
Change in Net Unrealized Appreciation (Depreciation)	7,633,144
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	21,546,755
Increase in Net Assets from Operations	$38,660,124

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2012 Annual Report	35

Statements of changes in net assets

For the Years Ended July 31,	2012	2011

Operations:
Net investment income	$17,113,369	$18,377,541
Net realized gain	13,913,611	173,028
Change in net unrealized appreciation (depreciation)	7,633,144	24,927,409
Increase in Net Assets From Operations	38,660,124	43,477,978

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(18,935,746)	(21,586,562)
Decrease in Net Assets From Distributions to Shareholders	(18,935,746)	(21,586,562)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	87,074,834	52,274,671
Reinvestment of distributions	18,113,368	20,574,405
Cost of shares repurchased	(109,318,777)	(134,968,047)
Decrease in Net Assets From Fund Share Transactions	(4,130,575)	(62,118,971)
Increase (Decrease) in Net Assets	15,593,803	(40,227,555)

Net Assets:
Beginning of year	461,991,044	502,218,599
End of year*	$477,584,847	$461,991,044
* Includes undistributed net investment income of:	$8,879,673	$7,488,790

See Notes to Financial Statements.

36	Western Asset Global Strategic Income Fund 2012 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$6.70	$6.40	$5.68	$5.82	$6.52

Income (loss) from operations:
Net investment income	0.25	0.26	0.28	0.37	0.40
Net realized and unrealized gain (loss)	0.32	0.34	0.73	(0.12)	(0.68)
Proceeds from settlement of a regulatory matter	—	—	0.01	—	—
Total income (loss) from operations	0.57	0.60	1.02	0.25	(0.28)

Less distributions from:
Net investment income	(0.27)	(0.30)	(0.30)	(0.39)	(0.42)
Total distributions	(0.27)	(0.30)	(0.30)	(0.39)	(0.42)

Net asset value, end of year	$7.00	$6.70	$6.40	$5.68	$5.82
Total return[2]	8.75%	9.62%	18.37%[3]	5.28%	(4.66)%

Net assets, end of year (000s)	$388,726	$369,884	$394,057	$363,290	$438,360

Ratios to average net assets:
Gross expenses	1.11%	1.11%	1.08%	1.12%	1.07%
Net expenses[4]	1.11	1.11	1.08	1.09 [5,6]	1.00 [5,6]
Net investment income	3.79	3.97	4.63	7.12	6.32

Portfolio turnover rate[7]	84%	144%	83%	32%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 18.19%. Class A received $666,652 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of a contractual expense limitation, effective March 5, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes, extraordinary expenses, to average net assets of Class A shares did not exceed 1.00%.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 274%, 482%, 200%, 181% and 307% for the years ended July 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2012 Annual Report	37

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class B Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$6.86	$6.56	$5.71	$5.85	$6.56

Income (loss) from operations:
Net investment income	0.20	0.22	0.25	0.34	0.36
Net realized and unrealized gain (loss)	0.32	0.35	0.74	(0.12)	(0.69)
Proceeds from settlement of a regulatory matter	—	—	0.13	—	—
Total income (loss) from operations	0.52	0.57	1.12	0.22	(0.33)

Less distributions from:
Net investment income	(0.46)	(0.27)	(0.27)	(0.36)	(0.38)
Total distributions	(0.46)	(0.27)	(0.27)	(0.36)	(0.38)

Net asset value, end of year	$6.92	$6.86	$6.56	$5.71	$5.85
Total return[2]	8.00%	8.81%	19.95%[3]	4.60%	(5.39)%

Net assets, end of year (000s)	$16,726	$23,200	$34,422	$47,642	$74,664

Ratios to average net assets:
Gross expenses	1.87%	1.81%	1.69%	1.76%	1.67%
Net expenses[4]	1.87	1.81	1.69	1.76	1.67
Net investment income	3.05	3.27	4.08	6.49	5.63

Portfolio turnover rate[5]	84%	144%	83%	32%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 17.58%. Class B received $764,991 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 274%, 482%, 200%, 181% and 307% for the years ended July 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

38	Western Asset Global Strategic Income Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C♦ Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$6.72	$6.42	$5.69	$5.83	$6.53

Income (loss) from operations:
Net investment income	0.22	0.23	0.26	0.34	0.37
Net realized and unrealized gain (loss)	0.32	0.35	0.73	(0.11)	(0.69)
Proceeds from settlement of a regulatory matter	—	—	0.02	—	—
Total income (loss) from operations	0.54	0.58	1.01	0.23	(0.32)

Less distributions from:
Net investment income	(0.25)	(0.28)	(0.28)	(0.37)	(0.38)
Total distributions	(0.25)	(0.28)	(0.28)	(0.37)	(0.38)

Net asset value, end of year	$7.01	$6.72	$6.42	$5.69	$5.83
Total return[2]	8.20%	9.17%	18.02%[3]	4.78%	(5.14)%

Net assets, end of year (000s)	$64,473	$64,105	$69,630	$72,302	$88,052

Ratios to average net assets:
Gross expenses	1.55%	1.58%	1.52%	1.58%	1.52%
Net expenses[4]	1.55	1.58	1.52	1.58	1.52
Net investment income	3.35	3.51	4.21	6.65	5.79

Portfolio turnover rate[5]	84%	144%	83%	32%	46%

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 17.65%. Class C received $211,891 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 274%, 482%, 200%, 181% and 307% for the years ended July 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

Western Asset Global Strategic Income Fund 2012 Annual Report	39

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$6.73	$6.42	$5.70	$5.83	$6.53

Income (loss) from operations:
Net investment income	0.27	0.28	0.28	0.41	0.42
Net realized and unrealized gain (loss)	0.31	0.34	0.75	(0.13)	(0.68)
Total income (loss) from operations	0.58	0.62	1.03	0.28	(0.26)

Less distributions from:
Net investment income	(0.28)	(0.31)	(0.31)	(0.41)	(0.44)
Total distributions	(0.28)	(0.31)	(0.31)	(0.41)	(0.44)

Net asset value, end of year	$7.03	$6.73	$6.42	$5.70	$5.83
Total return[2]	8.93%	9.86%	18.43%	5.81%	(4.34)%

Net assets, end of year (000s)	$7,660	$4,802	$4,110	$841	$15,916

Ratios to average net assets:
Gross expenses	0.93%	0.90%	1.03%	0.72%	0.69%
Net expenses[3,4]	0.92 [5]	0.90 [5]	0.95 [5]	0.70 [6]	0.68 [6]
Net investment income	3.95	4.20	4.55	7.77	6.61

Portfolio turnover rate[7]	84%	144%	83%	32%	46%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]	Reflects fee waivers and/or expense reimbursements.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]

As a result of a contractual expense limitation, effective March 5, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.68%.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 274%, 482%, 200%, 181% and 307% for the years ended July 31, 2012, 2011, 2010, 2009 and 2008, respectively.

See Notes to Financial Statements.

40	Western Asset Global Strategic Income Fund 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Global Strategic Income Fund (formerly known as Legg Mason Western Asset Strategic Income Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and

Western Asset Global Strategic Income Fund 2012 Annual Report	41

reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

42	Western Asset Global Strategic Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$218,694,643	$7,697,206	$226,391,849
Asset-backed securities	—	19,533,006	—	19,533,006
Collateralized mortgage obligations	—	30,033,312	—	30,033,312
Mortgage-backed securities	—	9,101,621	—	9,101,621
Municipal bonds	—	3,281,021	—	3,281,021
Sovereign bonds	—	125,202,450	—	125,202,450
U.S. government & agency obligations	—	46,776,352	—	46,776,352
Common stocks	$2,296,046	—	—	2,296,046
Convertible preferred stocks	260,780	—	—	260,780
Preferred stocks	3,268,645	—	—	3,268,645
Purchased options	—	386,249	—	386,249
Warrants	—	74,377	5,186	79,563
Total long-term investments	$5,825,471	$453,083,031	$7,702,392	$466,610,894
Short-term investments†	—	14,997,195	—	14,997,195
Total investments	$5,825,471	$468,080,226	$7,702,392	$481,608,089
Other financial instruments:
Futures contracts	3,279,338	—	—	3,279,338
Forward foreign currency contracts	—	1,521,338	—	1,521,338
Credit default swaps on credit indices — buy protection‡	—	208,732	—	208,732
Total return swaps	—	191,612	—	191,612
Total other financial instruments	$3,279,338	$1,921,682	—	$5,201,020
Total	$9,104,809	$470,001,908	$7,702,392	$486,809,109

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$11,029	—	$11,029
Futures contracts	$2,914,022	—	—	2,914,022
Forward foreign currency contracts	—	592,050	—	592,050
Credit default swaps on credit indices — sell protection‡	—	187,938	—	187,938
Total	$2,914,022	$791,017	—	$3,705,039

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Western Asset Global Strategic Income Fund 2012 Annual Report	43

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Asset- Backed Securities	Collateralized Mortgage Obligations	Municipal Bonds	Common Stocks	Preferred Stocks	Warrants	Total
Balance as of July 31, 2011	$155,708	$4,282,250	$841,092	$2,843,750	$33,540	$1	$32,254	$8,188,595
Accrued premiums/discounts	1,286	22,638	638	8,479	—	—	—	33,041
Realized gain (loss)[1]	—	—	(196,794)	25,171	43,660	77,711	—	(50,252)
Change in unrealized appreciation (depreciation)[2]	(38,698)	(459,638)	275,604	46,398	(33,540)	3,448	21,999	(184,427)
Purchases	7,578,910	—	55,190	—	—	—	—	7,634,100
Sales	—	—	(164,454)	(225,000)	(43,660)	(81,160)	(255)	(514,529)
Transfers into Level 3	—	—	—	—	—	—	—	—
Transfers out of Level 3[3]	—	(3,845,250)	(811,276)	(2,698,798)	—	—	(48,812)	(7,404,136)
Balance as of July 31, 2012	$7,697,206	—	—	—	—	—	$5,186	$7,702,392
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2012[2]	$(38,698)	—	—	—	—	—	$(3,108)	$(41,806)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the

44	Western Asset Global Strategic Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities,

Western Asset Global Strategic Income Fund 2012 Annual Report	45

is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

46	Western Asset Global Strategic Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

(h) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(k) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Western Asset Global Strategic Income Fund 2012 Annual Report	47

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2012, the total notional value of all credit default swaps to sell protection is $3,118,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended July 31, 2012, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because,

48	Western Asset Global Strategic Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

Western Asset Global Strategic Income Fund 2012 Annual Report	49

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(l) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(m) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

50	Western Asset Global Strategic Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(n) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(o) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Western Asset Global Strategic Income Fund 2012 Annual Report	51

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of July 31, 2012, the Fund held written options, forward foreign currency contracts and credit default swaps with credit related contingent features which had a liability position of $791,017. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

52	Western Asset Global Strategic Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

(t) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2012 no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$3,213,260	$(3,213,260)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

Western Asset Global Strategic Income Fund 2012 Annual Report	53

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisors the day-to-day portfolio management of the Fund. Western Asset Limited, Western Singapore and Western Japan provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. Effective August 1, 2012, the expense limitation arrangement for Class I shares is 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the year ended July 31, 2012, fees waived and/or expenses reimbursed amounted to $489.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares (to be reclassified as Class C1 shares as of August 1, 2012) have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12 months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares. Class C1 (formerly Class C) shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

54	Western Asset Global Strategic Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

For the year ended July 31, 2012, LMIS and its affiliates received sales charges of $42,909 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2012, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C♦
CDSCs	$1,144	$24,065	$1,840

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of July 31, 2012, the Fund had accrued $7,112 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$187,802,978	$1,034,998,057
Sales	125,972,792	1,106,986,716

At July 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$24,285,916
Gross unrealized depreciation	(26,115,754)
Net unrealized depreciation	$(1,829,838)

At July 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 10-Year Notes	524	9/12	$69,609,953	$70,559,875	$949,922
U.S. Treasury Ultra Long-Term Bonds	300	9/12	49,420,584	51,750,000	2,329,416
					$3,279,338
Contracts to Sell:
U.S. Treasury 2-Year Notes	88	9/12	19,380,152	19,413,625	(33,473)
U.S. Treasury 5-Year Notes	183	9/12	22,648,350	22,834,969	(186,619)
U.S. Treasury 30-Year Bonds	726	9/12	106,954,758	109,648,688	(2,693,930)
					$(2,914,022)
Net unrealized gain on open futures contracts					$365,316

Western Asset Global Strategic Income Fund 2012 Annual Report	55

At July 31, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Malaysian Ringgit	Citibank N.A.	10,250,000	$3,273,829	8/8/12	$35,282
Brazilian Real	JPMorgan Chase Bank	18,000,000	8,763,867	8/15/12	(61,826)
Russian Ruble	JPMorgan Chase Bank	232,600,000	7,202,218	8/15/12	51,895
Australian Dollar	Citibank N.A.	2,364,820	2,481,995	8/16/12	66,290
Canadian Dollar	Citibank N.A.	2,600,000	2,591,813	8/16/12	34,291
Euro Currency	JPMorgan Chase Bank	868,939	1,069,308	8/16/12	(7,014)
Singapore Dollar	Citibank N.A.	5,502,000	4,421,393	8/16/12	7,575
South African Rand	Citibank N.A.	19,270,000	2,324,048	8/16/12	8,666
Swedish Krona	Citibank N.A.	16,650,000	2,446,913	8/16/12	110,073
					$245,232
Contracts to Sell:
Brazilian Real	JPMorgan Chase Bank	21,000,000	10,224,511	8/15/12	58,517
Australian Dollar	Citibank N.A.	6,498,411	6,820,400	8/16/12	(296,905)
Australian Dollar	Citibank N.A.	2,200,000	2,309,008	8/16/12	(84,926)
Canadian Dollar	Citibank N.A.	2,600,000	2,591,813	8/16/12	(49,366)
Euro Currency	Citibank N.A.	10,707,909	13,177,052	8/16/12	747,727
Euro Currency	Citibank N.A.	5,197,000	6,395,379	8/16/12	345,712
Euro Currency	UBS AG	494,001	607,913	8/16/12	41,050
South African Rand	Citibank N.A.	19,270,000	2,324,049	8/16/12	14,260
Australian Dollar	Goldman Sachs	2,336,000	2,449,047	8/28/12	(55,442)
Canadian Dollar	Goldman Sachs	2,600,000	2,591,174	8/28/12	(36,571)
					$684,056
Net unrealized gain on open forward foreign currency contracts					$929,288

During the year ended July 31, 2012, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding as of July 31, 2011	245,600,000	$1,288,500
Options written	1,120,751,530	4,314,706
Options closed	(399,050,566)	(2,098,474)
Options exercised	(224)	(142,772)
Options expired	(962,300,740)	(3,311,327)
Written options, outstanding as of July 31, 2012	5,000,000	$50,633

56	Western Asset Global Strategic Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

At July 31, 2012, the Fund held the following open swap contracts:

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America Securities LLC (CMBX 2 2006-2 AAA Index)	$770,000	3/15/49	0.070% quarterly	$(38,885)	$(44,607)	$5,722
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	420,000	3/15/49	0.070% monthly	(21,210)	(24,340)	3,130
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA Index)	240,000	3/15/49	0.070% monthly	(12,120)	(13,022)	902
UBS Warburg LLC (CMBX 2 2006-2 AAA Index)	629,000	3/15/49	0.070% monthly	(31,765)	(35,682)	3,917
Credit Suisse First Boston Inc. (CMBX NA AM 1)	366,000	10/12/52	0.500% monthly	(28,859)	(35,250)	6,391
JPMorgan Chase & Co. (CMBX NA AM 1)	453,000	10/12/52	0.500% monthly	(35,719)	(43,353)	7,634
Credit Suisse First Boston Inc. (CMBX 4 2007-2 AAA Index)	240,000	2/17/51	0.350% quarterly	(19,380)	(19,346)	(34)
Total	$3,118,000			$(187,938)	$(215,600)	$27,662

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	$1,184,402	10/12/52	0.100% monthly	$39,737	$52,325	$(12,588)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA Index)	1,073,832	10/12/52	0.100% quarterly	36,027	41,082	(5,055)
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	585,726	10/12/52	0.100% monthly	19,651	22,416	(2,765)
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	201,000	2/17/51	0.500% monthly	40,753	38,946	1,807
UBS Warburg LLC (CMBX 4 2007-2 AM Index)	259,000	2/17/51	0.500% monthly	52,512	49,228	3,284
JPMorgan Securities Inc. (CMBX 1 2006-1 AAA Index)	597,680	10/12/52	0.100% quarterly	20,052	20,019	33
Total	$3,901,640			$208,732	$224,016	$(15,284)

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund†	Periodic Payments Received By The Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc.	$10,000,000	5/17/16	CPURNSA	2.43% annually	—	$191,612

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Western Asset Global Strategic Income Fund 2012 Annual Report	57
[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

†	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

At July 31, 2012, the Fund held collateral received from JPMorgan Securities Inc. in the amount of $160,637 on credit default swap contracts and/or credit default swaptions valued at $117,061. Net exposure to the counterparty was $(43,576). Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2012.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	—	$99,739	$286,510	$386,249
Futures contracts[3]	$3,279,338	—	—	3,279,338
Swap contracts[4]	—	—	400,344	400,344
Forward foreign currency contracts	—	1,521,338	—	1,521,338
Total	$3,279,338	$1,621,077	$686,854	$5,587,269

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	—	$11,029	—	$11,029
Futures contracts[3]	$2,914,022	—	—	2,914,022
Swap contracts[4]	—	—	$187,938	187,938
Forward foreign currency contracts	—	592,050	—	592,050
Total	$2,914,022	$603,079	$187,938	$3,705,039

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

58	Western Asset Global Strategic Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	$(264,527)	$(80,668)	$(901,589)	$(1,246,784)
Written options	358,224	(255)	2,843,344	3,201,313
Futures contracts	4,948,500	—	—	4,948,500
Swap contracts	(2,364,741)	—	772,794	(1,591,947)
Forward foreign currency contracts	—	2,045,027	—	2,045,027
Total	$2,677,456	$1,964,104	$2,714,549	$7,356,109

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	$11,606	$287,338	$298,944
Written options	—	39,604	(562,016)	(522,412)
Futures contracts	$(1,642,137)	—	—	(1,642,137)
Swap contracts	1,729,822	—	(50,308)	1,679,514
Forward foreign currency contracts	—	857,374	—	857,374
Total	$87,685	$908,584	$(324,986)	$671,283

During the year ended July 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$702,948
Written options	479,361
Forward foreign currency contracts (to buy)	8,742,839
Forward foreign currency contracts (to sell)	29,236,949
Futures contracts (to buy)	98,364,076
Futures contracts (to sell)	103,450,337

Average Notional Balance
Interest rate swap contracts†	$59,523,077
Credit default swap contracts (to buy protection)	26,356,588
Credit default swap contracts (to sell protection)	8,412,846
Total return swap contracts	11,743,608

†	At July 31, 2012, there were no open positions held in this derivative.

Western Asset Global Strategic Income Fund 2012 Annual Report	59

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C (to be reclassified as Class C1 shares as of August 1, 2012) shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C (to be reclassified as Class C1 shares as of August 1, 2012) shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$937,819	$534,206
Class B	144,328	77,544
Class C♦	435,194	80,204
Class I	—	12,773
Total	$1,517,341	$704,727

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

For the year ended July 31, 2012, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C♦	—
Class I	489
Total	$489

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

6. Distributions to shareholders by class

	Year Ended July 31, 2012	Year Ended July 31, 2011
Net Investment Income:
Class A	$15,074,697	$17,422,007
Class B	1,325,064	1,149,832
Class C♦	2,281,392	2,814,528
Class I	254,593	200,195
Total	$18,935,746	$21,586,562

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

7. Shares of beneficial interest

At July 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

60	Western Asset Global Strategic Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended July 31, 2012		Year Ended July 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	10,743,909	$71,768,580	6,243,137	$40,908,485
Shares issued on reinvestment	2,159,054	14,481,131	2,540,807	16,648,795
Shares repurchased	(12,564,103)	(84,141,732)	(15,180,239)	(99,043,954)
Net increase (decrease)	338,860	$2,107,979	(6,396,295)	$(41,486,674)

Class B
Shares sold	141,827	$953,325	401,563	$2,682,983
Shares issued on reinvestment	192,861	1,276,721	162,682	1,091,882
Shares repurchased	(1,296,995)	(8,708,197)	(2,433,747)	(16,315,151)
Net decrease	(962,307)	$(6,478,151)	(1,869,502)	$(12,540,286)

Class C♦
Shares sold	1,062,435	$7,120,383	885,080	$5,779,373
Shares issued on reinvestment	317,091	2,129,121	403,667	2,652,503
Shares repurchased	(1,726,532)	(11,533,654)	(2,596,019)	(17,017,834)
Net decrease	(347,006)	$(2,284,150)	(1,307,272)	$(8,585,958)

Class I
Shares sold	1,076,315	$7,232,546	440,182	$2,903,830
Shares issued on reinvestment	33,529	226,395	27,504	181,225
Shares repurchased	(733,703)	(4,935,194)	(394,619)	(2,591,108)
Net increase	376,141	$2,523,747	73,067	$493,947

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class B	Class C*	Class C1♦	Class I
Daily 8/31/2012	$0.027787	$0.021989	$0.022552	$0.025020	$0.029687

*	Inception date for new Class C shares (formerly known as Class R1 shares) is August 1, 2012.

♦	Effective August 1, 2012, Class C shares were reclassified Class C1 shares.

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$18,935,746	$21,586,562

Western Asset Global Strategic Income Fund 2012 Annual Report	61

As of July 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$10,131,173
Capital loss carryforward*	(52,415,421)
Other book/tax temporary differences(a)	(1,668,026)
Unrealized appreciation (depreciation)(b)	(272,538)
Total accumulated earnings (losses) — net	$(44,224,812)

*	During the taxable year ended July 31, 2012, the Fund utilized $1,129,018 of its capital loss carryforward available from prior years. As of July 31, 2012, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2018	$(39,121,035)
7/31/2019	(13,294,386)
$(52,415,421)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of certain securities.

9. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate those matters raised in the demand, and the expanded set of matters subsequently raised in the complaint. The

62	Western Asset Global Strategic Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal, and the matter is now before the U.S. Court of Appeals for the Second Circuit.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

Western Asset Global Strategic Income Fund 2012 Annual Report	63

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset Global Strategic Income Fund (formerly Legg Mason Western Asset Strategic Income Fund), a series of Legg Mason Partners Income Trust, including the schedule of investments, as of July 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Global Strategic Income Fund as of July 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 19, 2012

64	Western Asset Global Strategic Income Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Global Strategic Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, 49th Floor, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Western Asset Global Strategic Income Fund	65

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

66	Western Asset Global Strategic Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

Western Asset Global Strategic Income Fund	67

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	159
Other board memberships held by Trustee during past five years	None
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

68	Western Asset Global Strategic Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)

Western Asset Global Strategic Income Fund	69

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

70	Western Asset Global Strategic Income Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2012:

Record date:	August 2011 -	January 2012 -
Payable date:	December 2011	July 2012
Interest from Federal Obligations	5.78%	2.59%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset

Global Strategic Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset Global Strategic Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Global Strategic Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Global Strategic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01184 9/12 SR12-1748

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2011 and July 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $245,700 in 2011 and $893,850 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2011 and $0 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $19,200 in 2011 and $53,350 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in 2011 and $25,000 in 2012. These services consisted of the review and issuance of consent on Form N-1A registration for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	September 24, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	September 24, 2012

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	September 24, 2012